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                                  EXHIBIT 10.9
     Correction to the Haverfield Corporation Employee Stock Ownership Plan









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                    CORRECTION TO THE HAVERFIELD CORPORATION
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                         EMPLOYEE STOCK OWNERSHIP PLAN
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         Haverfield Corporation hereby adopts and publishes this Correction to the Haverfield Corporation Employee Stock Ownership Plan (hereinafter referred to as the "Plan") pursuant to Article IX of the Plan. Effective as of July 1, 1990, the Plan is corrected as follows:

1.      SECTION 1.42 IS CORRECTED TO READ AS FOLLOWS:

         "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (65th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.

2.      IN ALL OTHER RESPECTS, THE PLAN IS RATIFIED AND CONFIRMED.

        IN WITNESS WHEREOF, Haverfield Corporation has caused this Correction to
be executed by its duly authorized officer this  22 day of   May     , 1996.
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                                             HAVERFIELD CORPORATION



                                             By: /s/ William A. Valerian
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                                                President and Chief Executive
                                                   Officer


        The Trustees of the Plan hereby consent to this Correction.






Date:   May 22, 1996                            /s/ Harry F. Brockman
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                                                Harry F.  Brockman, Trustee